                 T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                   T. ROWE PRICE CORPORATE INCOME FUND, INC.
                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                            T. ROWE PRICE GNMA FUND
                      T. ROWE PRICE HIGH YIELD FUND, INC.
                      T. ROWE PRICE NEW INCOME FUND, INC.
                     T. ROWE PRICE PRIME RESERVE FUND, INC.
                  T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
                    T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                        T. ROWE PRICE SUMMIT FUNDS, INC.
                   T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                  T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.
              T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
                    T. ROWE PRICE U.S. BOND INDEX FUND, INC.
                                      and
                    T. ROWE PRICE U.S. TREASURY FUNDS, INC.

                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, William T. Reynolds, Joel
H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/ trustee or officer to any (i) Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Corporation/ Trust) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation or Master Trust Agreement of the Corporation/Trust.

     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.

ALL CORPORATIONS/TRUSTS


____________________________        Treasurer (Principal Financial Officer)
April 25, 2001
Joseph A. Carrier


____________________________        Director/Trustee April 25, 2001
Calvin W. Burnett


____________________________        Director/Trustee April 25, 2001
Anthony W. Deering


____________________________        Director/Trustee April 25, 2001
F. Pierce Linaweaver


____________________________        Director/Trustee April 25, 2001
John G. Schreiber





















                             (Signatures Continued)

edg\agmts\IncomeFd.POA

                        JAMES S. RIEPE, Director/Trustee

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                      April 25, 2001
James S. Riepe
















                             (Signatures Continued)

edg\agmts\IncomeFd.POA

                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE CALFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                      April 25, 2001
M. David Testa




















                             (Signatures Continued)

edg\agmts\IncomeFd.POA

    WILLIAM T. REYNOLDS, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.





                     WILLIAM T. REYNOLDS, Director/Trustee

T. ROWE PRICE GNMA FUND

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.





                  WILLIAM T. REYNOLDS, President and Director

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.





____________________________                      April 25, 2001
William T. Reynolds












                             (Signatures Continued)

edg\agmts\IncomeFd.POA

T. ROWE PRICE GNMA FUND




____________________________        President     April 25, 2001
Connice A. Bavely


T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.




____________________________        President     April 25, 2001
Charles B. Hill

ATTEST:




____________________________
Patricia B. Lippert, Secretary

edg\agmts\IncomeFd.POA